                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES
                                 ------------


U.S. ENTITIES
-------------

Delaware
--------
HUNTSMAN ICI FINANCIAL LLC

Louisiana
---------
LOUISIANA PIGMENT COMPANY
RUBICON INC.

Utah
----
HUNTSMAN POLYURETHANE FUND I, L.L.C.
HUNTSMAN POLYURETHANE FUND II, L.L.C.
HUNTSMAN POLYURETHANE FUND III, L.L.C.
HUNTSMAN POLYURETHANE FUND IV, L.L.C.
HUNTSMAN POLYURETHANE VENTURE I, L.L.C.
HUNTSMAN POLYURETHANE VENTURE II, L.L.C.
HUNTSMAN POLYURETHANE VENTURE III, L.L.C.
HUNTSMAN POLYURETHANE VENTURE IV, L.L.C.


NON-U.S. ENTITIES
-----------------

Argentina
---------
HUNTSMAN ICI (ARGENTINA) LIMITADA

Belgium
-------
HUNTSMAN ICI (BELGIUM) BVBA
TIOXIDE EUROPE NV/SA

Brazil
------
HUNTSMAN ICI (BRASIL) LIMITADA

Canada
------
HUNTSMAN ICI (CANADA) CORPORATION
TIOXIDE CANADA INC.

Cayman Islands
--------------
TIOXIDE AMERICAS INC.

China
-----
ICI PU (CHINA) LIMITED

Columbia
--------
HUNTSMAN ICI COLOMBIA LIMITADA

France
------
TIOXIDE EUROPE SAS

Germany
-------
HUNTSMAN ICI (GERMANY) GmbH
TIOXIDE EUROPE GmbH

Indonesia
---------
PT HUNTSMAN ICI POLYURETHANES INDONESIA

Italy
-----
HUNTSMAN ICI (ITALIAN OPERATIONS) Srl
HUNTSMAN ICI (ITALY) Srl
Tioxide Europe Sr1

Japan
-----
NIPPON POLYURETHANE INDUSTRY CO. LIMITED

Malaysia
--------
PACIFIC IRON PRODUCTS Sdn Bhd
TIOXIDE (MALAYSIA) Sdn Bhd

Mexico
------
ICI MEX SA DE CV

Netherlands
-----------
CHEMICAL BLENDING HOLLAND BV
EUROGEN CV
HUNTSMAN ICI (CANADIAN INVESTMENTS) BV
HUNTSMAN ICI HOLLAND BV
HUNTSMAN ICI INVESTMENTS (NETHERLANDS) BV
HUNTSMAN ICI IOTA BV
HUNTSMAN ICI (NETHERLANDS) BV
HUNTSMAN ICI PU (CHINA) HOLDINGS BV
HUNTSMAN ICI (SAUDI INVESTMENTS) B.V.
STEAMELEC BV

Saudi Arabia
------------
ARABIAN POLYOL COMPANY LIMITED

Singapore
---------
HUNTSMAN ICI PU (ASIA PACIFIC) PTE LIMITED

South Africa
------------
BRITISH TITAN PRODUCTS SOUTHERN AFRICA (PTY) LIMITED
TIOXIDE SOUTHERN AFRICA (PTY) LIMITED

Spain
-----
HUNTSMAN ICI ESPANA S.L.
OLIGO SA
Tioxide Europe S.L.

Sweden
------
TIOXIDE EUROPE AB

Taiwan
------
HUNTSMAN ICI (TAIWAN) LIMITED

Thailand
--------
HUNTSMAN ICI (THAILAND) LIMITED

Turkey
------
TIOXIDE EUROPE TITANIUM PIGMENTLERI TICARET LTD. SIRKETI

U.K.
----
HUNTSMAN ICI EUROPE LIMITED
HUNTSMAN ICI (HOLDINGS) UK
HUNTSMAN ICI (UK) LIMITED
HUNTSMAN ICI PETROCHEMICALS (UK) LIMITED
HUNTSMAN ICI POLYURHTHANES SALES LIMITED
HUNTSMAN ICI POLYURETHANES (UK) LIMITED
HUNTSMAN ICI POLYURETHANES (UK) VENTURES LTD.
TIOXIDE EUROPE LIMITED
TIOXIDE GROUP
TIOXIDE GROUP SERVICES LIMITED
TIOXIDE OVERSEAS HOLDINGS LIMITED

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